UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2005

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 21, 2005, Marriott International, Inc. (“Marriott”) issued a press release announcing that John W. Marriott III, executive vice president - lodging of Marriott will leave the company in January 2006 to serve as chief executive officer of J.W.M. Family Enterprises, L.P., a private partnership. Mr. Marriott also has accepted the position of vice chairman of Marriott’s Board of Directors.

A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this report:

99	Press release of Marriott International, Inc., dated October 21, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: October 24, 2005	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial
Information and Risk Management

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EXHIBIT INDEX

Exhibit No.	Description
99	Press release dated October 21, 2005, announcing that John W. Marriott III, executive vice president - lodging of Marriott International, Inc. will leave the company in January 2006 to serve as chief executive officer of J.W.M. Family Enterprises, L.P., a private partnership. Mr. Marriott also has accepted the position of vice chairman of Marriott International’s Board of Directors.

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